Exhibit 99.1

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Assure to Participate in the Lake Street 5th Annual Best Ideas Growth (BIG5) Conference

DENVER, September 13, 2021 (GLOBE NEWSWIRE) -- Assure Holdings Corp. (the “Company” or “Assure”) (TSXV: IOM; OTCQB: ARHH; OTCQB: ARHHD*), a provider of intraoperative neuromonitoring services (“IONM”), announced that management will participate in the Lake Street 5th Annual Best Ideas Growth (BIG5) Conference on Wednesday, September 15th, 2021.

The Lake Street Best Ideas Growth Conference showcases over 100 publicly traded companies with management team’s meeting institutional investors in an interactive, one-on-one meeting format. This is an invitation-only event attended by top institutional investors from across the country.

For more information, visit https://www.lakestreetcapitalmarkets.com/big5conference, contact your Lake Street representative, email conference@lakestreetcm.com or call 612-326-1305.

* On September 8, 2021, Assure’s common stock began trading on the TSX Venture Exchange (the “TSXV”) on a reverse split adjusted basis for the purpose of qualifying to uplist on the NASDAQ Capital Market. Assure’s TSXV trading symbol, IOM, remains unchanged; however, the Company’s OTCQB trading symbol will be designated with a “D” for the Reverse Split (ARHHD) for 20 trading days.

About Assure Holdings

Assure Holdings Corp. is a Colorado-based company that works with neurosurgeons and orthopedic spine surgeons to provide a turnkey suite of services that support intraoperative neuromonitoring activities during invasive surgeries. Assure employs its own staff of technologists and uses its own state-of-the-art monitoring equipment, handles 100% of intraoperative neuromonitoring scheduling and setup, and bills for all technical services provided. Assure Neuromonitoring is recognized as providing the highest level of patient care in the industry and has earned the Joint Commission’s Gold Seal of Approval®. For more information, visit the Company’s website at www.assureneuromonitoring.com.

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of applicable securities laws, including, but not limited to: the expected attendees of the conferences; and the Company’s ability to meet with the attendees. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to: the expected attendees may not attend one or more of the conferences; the Company may not meet with the targeted investors at the conferences; the uncertainty surrounding the spread of COVID-19 and the impact it will have on the Company’s operations and economic activity in general; and risks and uncertainties discussed in our most recent annual and quarterly reports filed with the Canadian securities regulators and available on the Company’s profile on SEDAR at www.sedar.com, which risks and uncertainties are incorporated herein by reference. Readers are cautioned not to place undue reliance on forward-looking statements. Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact

Scott Kozak, Investor and Media Relations
Assure Holdings Corp.
1-720-287-3093
Scott.Kozak@assureiom.com

John Farlinger, Chief Executive Officer
Assure Holdings Corp.
1-604-763-7565
John.Farlinger@assureiom.com